UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) September 22, 2005
                                                         (September 21, 2005)


                              RITE AID CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                     1-5742                23-1614034
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(State or Other Jurisdiction        (Commission            (IRS Employer
     of Incorporation)              File Number)         Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                      17011
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code    (717) 761-2633
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                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 22, 2005, we announced our financial position and results of operations as of and for the thirteen and twenty-six week periods ended August 27, 2005. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The announcement includes a non-GAAP financial measure, "Adjusted EBITDA." Adjusted EBITDA represents net income (loss) from operations excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for store closing and impairment, inventory write-downs related to closed stores, stock-based compensation expense, debt modifications and retirements, litigation proceeds, litigation expense, expense of the defense against litigation related to prior managements' business practices and the defense of prior management, sales of assets and investments, and non-recurring items. We reference this non-GAAP financial measure frequently in our decision-making because it provides supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. In addition, incentive compensation is based on Adjusted EBITDA and we base our forward-looking estimates on Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. We include this non-GAAP financial measure in our earnings announcement in order to provide transparency to investors and enable investors to compare our operating performance with the operating performance of our competitors.

ITEM 8.01  OTHER EVENTS

As previously disclosed, on August 16, 2005, Rite Aid entered into an underwriting agreement (the "Underwriting Agreement") with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein (collectively, the "Underwriters"), providing for the sale of 4,600,000 shares of Rite Aid's 5.50% Series I Mandatory Convertible Preferred Stock (the "Series I Preferred Stock"), par value $1.00 per share and with a liquidation preference of $25 per share, to the Underwriters at a price of $24.25 per share. Pursuant to the Underwriting Agreement, Rite Aid granted the Underwriters the right, exercisable for thirty days after the date of the Underwriting Agreement, to purchase up to 600,000 additional shares of Series I Preferred Stock to cover over-allotments, if any, at a price of $24.25 per share. The Series I Preferred Stock was offered and sold pursuant to a registration statement on Form S-3 (Registration No. 333-121636), which was declared effective on January 14, 2005, and a related prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended. On September 15, 2005, the Underwriters exercised their over-allotment option with respect to 220,000 shares. The closing of the over-allotment option occurred on September 21, 2005 and resulted in proceeds to Rite Aid, after deducting the Underwriters' discounts and commissions but not other offering expenses payable by Rite Aid of $5,335,000.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Registrant's Press Release, dated September 22, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RITE AID CORPORATION


Dated: September 22, 2005                By: /s/ Robert B. Sari
                                             --------------------------------
                                         Name:  Robert B. Sari
                                         Title: Senior Vice President,
                                                General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit No.     Description

99.1            Registrant's Press Release dated September 22, 2005.